UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2005

SG MORTGAGE SECURITIES, LLC (as seller under a Pooling and Servicing Agreement, dated as of November 1, 2005, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2005-OPT1)

SG Mortgage Securities, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-125307	20-2882635
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (212) 278-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 8, 2005, the Registrant caused the issuance and sale of Asset-Backed Certificates, Series 2005-OPT1, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13, Class CE, Class P, Class R-I and Class R-X Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement dated as of November 1, 2005, among the Registrant, Option One Mortgage Corp., as servicer, Wells Fargo Bank, N.A., as custodian, master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1. Pooling and Servicing Agreement, dated as of November 1, 2005 among SG Mortgage Securities, LLC., as depositor, Option One Mortgage Corp., as servicer, Wells Fargo Bank, N.A., as custodian, master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SG MORTGAGE SECURITIES, LLC

By:	/s/ Arnaud Dennis
Name:	Arnaud Dennis
Title:	President

Dated: November 22, 2005

EXHIBITS

POOLING AND SERVICING AGREEMENT